                                  EXHIBIT 99.1

[GRAPHIC OMITTED]              PRELIMINARY SAMPLE              [GRAPHIC OMITTED]
                               POPULAR ABS 2005-B

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Popular 2005-B

                                                                                                                      FICO Buckets
LTV Bucket                   520 - 539   540 - 559  560 - 579   580 - 599  600 - 619   620 - 639  640 - 659   660 - 679  680 - 699
                           ---------------------------------------------------------------------------------------------------------
             10.00-14.99  |      0.00%      0.00%       0.00%      0.00%       0.01%      0.00%       0.00%      0.00%       0.00%
             15.00-19.99  |      0.00%      0.00%       0.00%      0.04%       0.01%      0.00%       0.00%      0.00%       0.00%
             20.00-24.99  |      0.00%      0.02%       0.00%      0.00%       0.00%      0.00%       0.01%      0.00%       0.03%
             25.00-29.99  |      0.00%      0.00%       0.00%      0.00%       0.00%      0.01%       0.00%      0.00%       0.00%
             30.00-34.99  |      0.00%      0.00%       0.00%      0.05%       0.02%      0.03%       0.00%      0.00%       0.00%
             35.00-39.99  |      0.00%      0.02%       0.01%      0.00%       0.07%      0.00%       0.00%      0.00%       0.00%
             40.00-44.99  |      0.00%      0.03%       0.06%      0.19%       0.15%      0.07%       0.24%      0.00%       0.00%
             45.00-49.99  |      0.01%      0.02%       0.03%      0.03%       0.17%      0.14%       0.03%      0.06%       0.06%
             50.00-54.99  |      0.00%      0.05%       0.12%      0.00%       0.04%      0.12%       0.06%      0.13%       0.03%
             55.00-59.99  |      0.08%      0.04%       0.02%      0.36%       0.22%      0.14%       0.00%      0.22%       0.32%
             60.00-64.99  |      0.09%      0.20%       0.51%      0.14%       0.20%      0.22%       0.35%      0.19%       0.07%
             65.00-69.99  |      0.00%      0.13%       0.35%      0.63%       0.82%      0.51%       0.65%      0.23%       0.18%
             70.00-74.99  |      0.10%      0.27%       0.32%      0.45%       1.00%      0.85%       0.81%      0.50%       0.38%
             75.00-79.99  |      0.43%      0.58%       0.90%      0.64%       0.94%      1.12%       1.17%      0.72%       1.02%
             80.00-84.99  |      0.67%      1.06%       1.40%      2.18%       1.95%      1.92%       1.80%      2.06%       1.95%
             85.00-89.99  |      1.56%      1.21%       1.12%      2.18%       1.99%      2.39%       1.63%      1.32%       0.61%
             90.00-94.99  |      0.35%      1.31%       3.06%      2.64%       3.21%      3.10%       2.48%      1.70%       1.18%
             95.00-99.99  |      0.00%      0.04%       0.03%      0.27%       1.10%      1.41%       1.67%      1.14%       0.71%
             100+         |      0.00%      0.00%       0.00%      0.30%       1.48%      4.03%       2.68%      2.46%       0.90%

[RESTUBBED TABLE]

LTV Bucket                   700 - 719  720 - 739   740 - 759  760 - 779  780 - 799   800 - 819  N/A
                           -------------------------------------------------------------------------------
             10.00-14.99  |     0.00%       0.00%      0.00%      0.00%       0.00%      0.00%       0.00%
             15.00-19.99  |     0.00%       0.00%      0.00%      0.00%       0.00%      0.00%       0.00%
             20.00-24.99  |     0.00%       0.00%      0.00%      0.00%       0.00%      0.00%       0.00%
             25.00-29.99  |     0.00%       0.01%      0.00%      0.00%       0.00%      0.00%       0.00%
             30.00-34.99  |     0.12%       0.00%      0.00%      0.00%       0.00%      0.00%       0.00%
             35.00-39.99  |     0.03%       0.00%      0.00%      0.00%       0.00%      0.00%       0.00%
             40.00-44.99  |     0.02%       0.04%      0.00%      0.00%       0.00%      0.00%       0.00%
             45.00-49.99  |     0.10%       0.00%      0.00%      0.05%       0.00%      0.00%       0.00%
             50.00-54.99  |     0.03%       0.00%      0.04%      0.20%       0.00%      0.00%       0.04%
             55.00-59.99  |     0.11%       0.00%      0.00%      0.00%       0.00%      0.00%       0.00%
             60.00-64.99  |     0.10%       0.06%      0.11%      0.06%       0.00%      0.00%       0.00%
             65.00-69.99  |     0.00%       0.04%      0.07%      0.02%       0.00%      0.00%       0.00%
             70.00-74.99  |     0.11%       0.14%      0.37%      0.16%       0.06%      0.00%       0.00%
             75.00-79.99  |     0.75%       0.48%      0.35%      0.20%       0.12%      0.00%       0.00%
             80.00-84.99  |     1.10%       0.36%      0.35%      0.25%       0.29%      0.00%       0.00%
             85.00-89.99  |     0.37%       0.33%      0.26%      0.04%       0.11%      0.07%       0.00%
             90.00-94.99  |     0.88%       0.11%      0.39%      0.45%       0.03%      0.11%       0.10%
             95.00-99.99  |     0.38%       0.49%      0.07%      0.12%       0.00%      0.06%       0.00%
             100+         |     0.82%       0.47%      0.10%      0.10%       0.31%      0.00%       0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction.

In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                              FIXED RATE LOANS
                                                                                             WEIGHTED
                                                                                              AVERAGE   WEIGHTED
                                                                                 WEIGHTED      STATED    AVERAGE
                                          CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
LOAN PURPOSE                 # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                  563       78,958,146.20        71.59%           7.399         339      82.78            639
Purchase                             76       10,408,714.77         9.44%           7.819         323      85.25            685
Rate/Term Refinance                 156       20,931,537.49        18.98%           7.375         351      84.46            641
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                               795      110,298,398.46       100.00%           7.434         340      83.33            643

                                                                                             WEIGHTED
                                                                                              AVERAGE   WEIGHTED
                                                                                 WEIGHTED      STATED    AVERAGE
                                          CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
OCCUPANCY STATUS             # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                   83        9,031,360.92         8.19%           8.122         304      75.72            676
Primary                             700       98,913,329.95        89.68%           7.368         343      83.95            640
Second Home                          12        2,353,707.59         2.13%           7.565         348      86.64            648
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                               795      110,298,398.46       100.00%           7.434         340      83.33            643

                                                                                             WEIGHTED
                                                                                              AVERAGE   WEIGHTED
                                                                                 WEIGHTED      STATED    AVERAGE
                                          CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
DOCUMENTATION TYPE           # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------------
AIV                                  84       14,626,894.87        13.26%           7.314         339      81.79            640
Full Doc                            644       85,914,643.22        77.89%           7.438         341      84.22            644
Lite Doc                              2          259,690.13         0.24%           7.252         289      66.02            628
SI                                   56        8,345,637.71         7.57%           7.678         328      78.03            647
Streamline                            9        1,151,532.53         1.04%           6.954         358      78.87            652
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                               795      110,298,398.46       100.00%           7.434         340      83.33            643

                                                           ADJUSTABLE RATE LOANS

                                                                                             WEIGHTED
                                                                                              AVERAGE   WEIGHTED
                                                                                 WEIGHTED      STATED    AVERAGE
                                          CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
LOAN PURPOSE                 # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                  807      135,657,254.98        62.47%           7.306         359      84.42            616
Purchase                            352       66,138,562.59        30.46%           7.484         359      86.93            666
Rate/Term Refinance                 102       15,347,837.20         7.07%           7.298         359      85.73            623
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                             1,261      217,143,654.77       100.00%            7.36         359      85.27            631

                                                                                             WEIGHTED
                                                                                              AVERAGE   WEIGHTED
                                                                                 WEIGHTED      STATED    AVERAGE
                                          CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
OCCUPANCY STATUS             # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                  170       31,670,517.50        14.59%           7.444         358      77.18            687
Primary                           1,038      174,081,780.99        80.17%           7.346         359      86.35            618
Second Home                          53       11,391,356.28         5.25%           7.332         359      91.31            681
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                             1,261      217,143,654.77       100.00%            7.36         359      85.27            631

                                                                                             WEIGHTED
                                                                                              AVERAGE   WEIGHTED
                                                                                 WEIGHTED      STATED    AVERAGE
                                          CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
DOCUMENTATION TYPE           # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------------
AIV                                 190       40,103,731.98        18.47%            7.35         358      89.09            636
Full Doc                            894      141,983,589.45        65.39%           7.343         359      85.43            630
Lite Doc                              8        1,750,035.83         0.81%           6.954         358      74.04            623
SI                                  168       33,038,297.51        15.21%           7.462         359      80.63            631
Streamline                            1          268,000.00         0.12%            7.73         360      78.82            758
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                             1,261      217,143,654.77       100.00%            7.36         359      85.27            631


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction.

In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

product            index_code     prepay_term     margin   period_rate_cap    life_cap count    balance
2/6 MO LIBOR       IDXLB6MO                    0    1.500              1.500     6.000       1         235,335.04
2/6 MO LIBOR       IDXLB6MO                    0    6.500              1.000     6.000       4         623,108.99
2/6 MO LIBOR       IDXLB6MO                    0    6.500              1.500     6.000     518      87,027,706.08
2/6 MO LIBOR       IDXLB6MO                    0    6.500              1.500     7.000       1          93,500.00
2/6 MO LIBOR       IDXLB6MO                    0    6.500              1.500     7.000       1         361,734.02
2/6 MO LIBOR       IDXLB6MO                   12    6.500              1.500     6.000      11       2,692,985.16
2/6 MO LIBOR       IDXLB6MO                   24    5.600              1.500     6.000       1          68,300.00
2/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     5.750       1         128,000.00
2/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     5.800       1          74,372.42
2/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     6.000     666     113,728,444.80
2/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     7.000       1         118,900.00
2/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     7.000       1         125,000.00
2/6 MO LIBOR       IDXLB6MO                   30    6.500              1.500     6.000      13       2,625,166.59
2/6 MO LIBOR       IDXLB6MO                   30    6.500              1.500     7.000       1         342,000.00
2/6 MO LIBOR       IDXLB6MO                   36    6.500              1.500     6.000       1         208,946.25

3/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     6.000       1         101,421.74

5/6 MO LIBOR       IDXLB6MO                    0    6.500              1.500     6.000      10       2,135,143.62
5/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     5.500       1         170,500.00
5/6 MO LIBOR       IDXLB6MO                   24    6.500              1.500     6.000      21       4,745,438.83
5/6 MO LIBOR       IDXLB6MO                   36    6.500              1.500     5.300       1         222,047.23
5/6 MO LIBOR       IDXLB6MO                   36    6.500              1.500     6.000       5       1,315,604.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction.

In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                         AGGREGATE LOANS

                                                                                        WEIGHTED
                                                                                         AVERAGE   WEIGHTED
                                                                            WEIGHTED      STATED    AVERAGE
                                     CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
STATE                   # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------
New Jersey                     142       35,181,956.72        10.74%           7.446         348      79.49            646
North Carolina                 221       32,793,375.83        10.02%           7.411         356      87.74            631
Pennsylvania                   242       29,100,888.88         8.89%           7.681         351      83.87            638
Maryland                        77       16,265,101.15         4.97%           6.951         357      84.61            629
California                      55       15,323,359.33         4.68%           6.688         357      77.56            634
Wisconsin                       97       14,678,229.27         4.48%           7.498         359      89.07            645
Georgia                         98       14,083,067.65         4.30%           7.435         351       88.3            639
Virginia                        67       13,824,253.57         4.22%           7.198         350      84.69            619
Florida                         83       13,480,022.30         4.12%           7.316         355      87.19            639
Ohio                           109       11,856,670.95         3.62%             7.7         354      87.36            622
Massachusetts                   35       10,305,019.03         3.15%           7.147         353      78.79            655
Arizona                         55        9,652,134.98         2.95%           7.051         354      85.31            634
South Carolina                  68        9,477,229.00         2.89%           7.562         344      89.03            617
Connecticut                     47        9,465,791.65         2.89%           7.241         347      77.52            650
Illinois                        53        9,013,397.08         2.75%           7.652         358      87.39            630
Michigan                        56        8,013,170.82         2.45%           7.607         359      88.53            624
Missouri                        64        7,597,799.46         2.32%           7.465         350      88.05            632
Minnesota                       41        6,892,478.81         2.10%           7.665         359      85.96            629
Nevada                          24        5,760,903.46         1.76%           7.157         358      82.79            633
Tennessee                       45        5,589,851.45         1.71%           7.431         343      90.48            638
South Dakota                    46        5,320,311.42         1.62%           7.668         359      88.27            632
Nebraska                        51        4,669,379.97         1.43%           7.762         347      86.73            611
Delaware                        27        4,381,905.24         1.34%            7.35         353      84.38            633
New Mexico                      26        4,238,160.80         1.29%           7.015         331      85.82            633
Kansas                          31        3,678,634.51         1.12%           7.648         349      89.84            624
Oregon                          21        3,432,166.06         1.05%           6.941         339      81.04            661
Rhode Island                    13        3,334,665.17         1.02%           7.282         323      71.74            665
Indiana                         28        2,710,085.21         0.83%           7.773         356       89.6            633
Iowa                            28        2,566,072.70         0.78%           7.753         359      85.81            613
Colorado                        14        2,465,991.44         0.75%           7.081         358      84.93            637
Washington                      15        2,377,582.75         0.73%           7.459         356      88.61            641
Montana                         14        2,206,173.44         0.67%           7.552         355      84.01            616
Kentucky                        16        1,746,582.05         0.53%           7.834         359      90.53            633
Maine                           12        1,508,226.53         0.46%           6.784         358       69.6            668
New Hampshire                    9        1,432,485.19         0.44%           7.649         327      73.03            702
Utah                             4          625,238.01         0.19%           7.864         359      91.39            642
North Dakota                     6          617,487.12         0.19%           7.777         359      82.37            616
Oklahoma                         7          563,421.79         0.17%           8.095         358       86.9            626
Idaho                            4          446,655.50         0.14%           6.431         358      81.36            678
Texas                            3          391,980.57         0.12%           8.009         314       94.7            622
New York                         1          349,350.56         0.11%            6.38         357       49.3            605
Wyoming                          1           24,795.81         0.01%            8.75         177       49.5            581
--------------------------------------------------------------------------------------------------------------------------
TOTAL                        2,056      327,442,053.23       100.00%           7.385         352      84.62            635

                                                             FIXED RATE LOANS
                                                                                        WEIGHTED
                                                                                         AVERAGE   WEIGHTED
                                                                            WEIGHTED      STATED    AVERAGE
                                     CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
STATE                   # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------
North Carolina                  81       12,052,207.89        10.93%           7.655         351      88.23            636
Pennsylvania                   114       12,003,844.51        10.88%           7.674         339      84.11            649
New Jersey                      31        6,671,130.28         6.05%           7.491         302       74.9            651
Maryland                        31        6,246,880.08         5.66%           6.884         353      82.14            652
Georgia                         45        5,565,842.77         5.05%           7.692         339      87.23            646
Florida                         39        5,245,350.52         4.76%           7.504         350      86.98            634
South Carolina                  42        5,202,263.72         4.72%           7.816         333      89.02            625
California                      19        4,555,430.78         4.13%           6.534         354      66.53            665
Virginia                        28        4,371,478.48         3.96%           7.411         331      80.67            632
Arizona                         23        4,309,162.67         3.91%           6.922         349      82.98            643
Missouri                        35        4,055,591.30         3.68%           7.438         343      87.49            632
Ohio                            36        3,685,066.46         3.34%           7.721         344      84.33            637
Connecticut                     18        3,342,776.96         3.03%           7.013         329      76.45            642
Tennessee                       26        2,965,434.63         2.69%           7.498         330      87.78            634
New Mexico                      18        2,782,345.71         2.52%           7.243         316      85.92            640
Michigan                        15        2,304,475.31         2.09%           7.428         358      87.47            645
Illinois                        18        2,267,521.53         2.06%           7.646         355      91.54            634
Minnesota                       13        2,002,958.20         1.82%           7.605         359      85.06            665
Kansas                          16        1,843,696.55         1.67%            7.53         338      88.15            628
Massachusetts                    7        1,836,315.52         1.66%           6.794         326      83.16            667
Oregon                          14        1,751,832.24         1.59%           7.023         321      73.79            647
Delaware                        12        1,610,950.44         1.46%           7.541         345      81.44            634
Wisconsin                        9        1,440,947.84         1.31%           7.392         359      81.62            685
Nebraska                        17        1,434,134.58         1.30%           7.776         323      87.44            624
Indiana                         14        1,356,064.29         1.23%           7.994         353      88.76            650
Washington                       8        1,217,175.88         1.10%           7.424         355      81.68            620
Nevada                           6        1,186,195.69         1.08%           6.662         358      74.69            664
South Dakota                    12        1,161,676.89         1.05%           7.926         359         87            638
Montana                          9          925,257.38         0.84%           8.015         349       85.1            636
Colorado                         4          872,100.35         0.79%           6.902         357      90.61            661
Maine                            7          760,665.04         0.69%           6.828         358      64.11            654
New Hampshire                    5          598,980.26         0.54%           7.851         283      75.38            681
Rhode Island                     2          498,174.54         0.45%            7.98         119      68.56            723
Iowa                             3          405,074.08         0.37%           8.037         359      86.45            614
New York                         1          349,350.56         0.32%            6.38         357       49.3            605
Kentucky                         4          288,113.53         0.26%           8.071         358      88.47            658
Oklahoma                         4          272,989.78         0.25%           8.076         358      79.99            657
Utah                             2          245,293.00         0.22%           8.281         359      96.18            655
Idaho                            2          232,463.87         0.21%           6.649         358      82.62            678
North Dakota                     2          213,857.12         0.19%           8.025         358      82.38            605
Texas                            2          142,531.42         0.13%           8.672         241      85.42            642
Wyoming                          1           24,795.81         0.02%            8.75         177       49.5            581
--------------------------------------------------------------------------------------------------------------------------
TOTAL                          795      110,298,398.46       100.00%           7.434         340      83.33            643

                                                       ADJUSTABLE RATE LOANS
                                                                                        WEIGHTED
                                                                                         AVERAGE   WEIGHTED
                                                                            WEIGHTED      STATED    AVERAGE
                                     CURRENT PRINCIPAL   PCT BY CURR   AVERAGE GROSS   REMAINING   COMBINED       WEIGHTED
STATE                   # OF LOANS             BALANCE      PRIN BAL          COUPON        TERM   ORIG LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------
New Jersey                     111       28,510,826.44        13.13%           7.436         359      80.57            645
North Carolina                 140       20,741,167.94         9.55%           7.269         359      87.46            629
Pennsylvania                   128       17,097,044.37         7.87%           7.685         359      83.71            630
Wisconsin                       88       13,237,281.43         6.10%           7.509         359      89.88            641
California                      36       10,767,928.55         4.96%           6.753         358      82.22            621
Maryland                        46       10,018,221.07         4.61%           6.993         359      86.16            614
Virginia                        39        9,452,775.09         4.35%           7.099         359      86.56            613
Georgia                         53        8,517,224.88         3.92%           7.268         358         89            634
Massachusetts                   28        8,468,703.51         3.90%           7.224         359      77.84            652
Florida                         44        8,234,671.78         3.79%           7.195         359      87.33            642
Ohio                            73        8,171,604.49         3.76%            7.69         359      88.72            615
Illinois                        35        6,745,875.55         3.11%           7.655         358         86            629
Connecticut                     29        6,123,014.69         2.82%           7.366         358       78.1            654
Michigan                        41        5,708,695.51         2.63%            7.68         359      88.96            615
Arizona                         32        5,342,972.31         2.46%           7.155         359       87.2            627
Minnesota                       28        4,889,520.61         2.25%           7.689         359      86.32            615
Nevada                          18        4,574,707.77         2.11%           7.286         359      84.89            625
South Carolina                  26        4,274,965.28         1.97%           7.254         358      89.05            608
South Dakota                    34        4,158,634.53         1.92%           7.596         359      88.63            630
Missouri                        29        3,542,208.16         1.63%           7.496         359      88.69            633
Nebraska                        34        3,235,245.39         1.49%           7.756         358      86.41            606
Rhode Island                    11        2,836,490.63         1.31%           7.159         359       72.3            655
Delaware                        15        2,770,954.80         1.28%           7.239         359       86.1            633
Tennessee                       19        2,624,416.82         1.21%           7.356         358      93.53            642
Iowa                            25        2,160,998.62         1.00%             7.7         359       85.7            613
Kansas                          15        1,834,937.96         0.85%           7.766         359      91.54            620
Oregon                           7        1,680,333.82         0.77%           6.857         359       88.6            674
Colorado                        10        1,593,891.09         0.73%           7.179         359      81.82            623
Kentucky                        12        1,458,468.52         0.67%           7.788         359      90.93            628
New Mexico                       8        1,455,815.09         0.67%           6.579         358      85.63            619
Indiana                         14        1,354,020.92         0.62%           7.551         359      90.44            616
Montana                          5        1,280,916.06         0.59%           7.218         359      83.23            602
Washington                       7        1,160,406.87         0.53%           7.496         358      95.88            663
New Hampshire                    4          833,504.93         0.38%           7.505         359      71.35            717
Maine                            5          747,561.49         0.34%           6.739         358      75.18            682
North Dakota                     4          403,630.00         0.19%           7.646         360      82.37            622
Utah                             2          379,945.01         0.17%           7.595         359       88.3            634
Oklahoma                         3          290,432.01         0.13%           8.112         357       93.4            596
Texas                            1          249,449.15         0.11%            7.63         356        100            610
Idaho                            2          214,191.63         0.10%           6.194         358         80            679
--------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,261      217,143,654.77       100.00%            7.36         359      85.27            631


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction.

In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.